UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 26, 2010
EXTERRAN PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas	77060

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 836-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Contribution, Conveyance and Assumption Agreement
     On July 26, 2010, Exterran Partners, L.P. (the “Partnership” or “we”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Exterran Holdings, Inc. (“EXH”), Exterran Energy Solutions, L.P. (“EESLP”), EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC (“GP LLC”), EXH MLP LP LLC (“MLP LP LLC”), Exterran General Partner, L.P. (“GP”), EXLP Operating LLC (“EXLP Operating”) and EXLP Leasing LLC (“EXLP Leasing”). The Contribution Agreement provides for, among others, the following transactions:
1. A series of conveyances, contributions and distributions of specified compression services customer contracts and the compression equipment used to provide compression services under those contracts owned by EESLP to various parties to the Contribution Agreement and ultimately to EXLP Operating and EXLP Leasing;
2. Our issuance of approximately 8,206,863 common units representing limited partner interests in the Partnership (“Common Units”) to MLP LP LLC; and
3. Our issuance of approximately 167,075 general partner units in the Partnership (“General Partner Units”) to GP in consideration of the continuation of GP’s approximate 2% general partner interest in the Partnership.
     These transactions, which are subject to standard closing conditions, are expected to close in August 2010. An additional closing condition requires us and EXH to enter into an amendment to the Second Amended and Restated Omnibus Agreement, dated as of November 10, 2009 (the “Omnibus Agreement”), by and among us, EXH, EESLP, GP LLC, GP and EXLP Operating, regarding several relationships between us and EXH. The Omnibus Agreement is hereby incorporated by reference to Exhibit 10.5 to our Annual Report on Form 10-K filed on February 25, 2010. The description of the Omnibus Agreement is incorporated by reference to such Annual Report. The amendment will, among other things, extend the term of the caps on our obligation to reimburse EXH for selling, general and administrative costs and operating costs EXH allocates to us based on such costs EXH incurs on our behalf for an additional year such that the caps will now terminate on December 31, 2011.
     The foregoing summary is qualified in is entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.
Relationships
     Each of the parties to the Contribution Agreement, other than EXH, is a direct or indirect subsidiary of EXH. As a result, certain individuals, including officers and directors of EXH and GP LLC, serve as officers and/or directors of more than one of such entities. Also, EXH indirectly holds (as of the date of this Form 8-K) 65% of the limited partner interest in us through its subsidiaries and an approximate 2% general partner interest and incentive distribution rights in us through its indirect ownership of GP, our general partner.
Item 3.02 Unregistered Sales of Equity Securities
     The descriptions in Item 1.01 above of our expected issuance of Common Units to MLP LP LLC and General Partner Units to GP in connection with the consummation of the transactions contemplated by the Contribution Agreement are incorporated herein by reference. The foregoing transactions are expected to be undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2), each as a transaction by an issuer not involving a public offering.
Item 7.01 Regulation FD Disclosure
     On July 27, 2010, we announced that we entered into the Contribution Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.
Forward-Looking Statements
     Statements about the consummation of any transaction and all other statements other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside our control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to, statements regarding our ability to complete the proposed transaction and the expected timing of the closing of the transaction.
     While we believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our business. Among the factors that could cause results to differ materially from those indicated by forward-looking statements are the failure to satisfy the conditions to the closing of the transaction.
     These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2009, and those set forth from time to time in our filings with the Securities and Exchange Commission, which are currently available at www.exterran.com. Except as required by law, we expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
2.1	Contribution, Conveyance and Assumption Agreement, dated July 26, 2010, by and among Exterran Holdings, Inc., Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated July 27, 2010

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

By:	Exterran General Partner, L.P., its general partner

By:	Exterran GP LLC, its general partner

(Registrant)

July 27, 2010	By:	/s/ David S. Miller

David S. Miller
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Contribution, Conveyance and Assumption Agreement, dated July 26, 2010, by and among Exterran Holdings, Inc., Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated July 27, 2010

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.